© 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . C r e a t i n g I n n o v a t i v e S t e e l S o l u t i o n s First Quarter 2018 Financial Results April 30, 2018

AK Steel Executive Management Team

- Roger Newport — Chief Executive Officer
- Kirk Reich — President and Chief Operating Officer
- Jaime Vasquez — Vice President – Finance and Chief Financial Officer

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
April 2018 2
© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 3 Forward-Looking Statements We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on Section 232 and 301, NAFTA and/or other trade agreements, treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; failure to achieve the expected benefits of the Precision Partners acquisition and/or to integrate Precision Partners successfully; changes in tax laws and regulations. The risk factors discussed in this presentation and under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2017 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q, as well as the other risks that could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP Financial Measures: Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), and Adjusted Earnings Per Share. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in the Appendix to this presentation.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Roger Newport Chief Executive Officer April 2018

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 5 Safety Highlights – 2017  Three facilities achieved ZERO OSHA recordables for 1Q 2018  Three facilities achieved ZERO OSHA recordables for the year 2017  Continue to lead the industry by a wide margin 2.33 2.01 2.45 1.87 1.37 1.70 1.68 1.45 1.53 1.54 0.29 0.25 0.33 0.32 0.26 0.24 0.25 0.45 0.39 0.36 0.61 0.00 1.00 2.00 3.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1Q 2018 AISI AK Steel OSHA Recordable Frequency is number of injuries per 200,000 employee hours Notes: Based upon most current American Iron and Steel Institute (AISI) data available through 2017. AK Steel data is through 03/31/18; 2015 and forward includes Dearborn Works. OSHA Recordable Frequency

Strategic Progress

Strengthened Capital Structure	▪ $680 million of debt refinanced and maturities extended ▪ Lowered annual cash interest cost by ~$20 million ▪ Enhanced and lowered cost of revolving credit facility
Enhanced Core Business	▪ Major investment completed at Middletown Works hot-end ▪ New tanks installed on Middletown Works electrogalvanizing line ▪ Mansfield melt shop upgrade and new technology at caster
Expanded Growth Platform	▪ Launched new NEXMET™ AHSS coated products; various customer trials underway ▪ Collaboration with the DOE to develop more efficient electrical steel for motors ▪ Acquired Precision Partners – tool design and build / hot stamping / cold stamping

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018 6

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . 0 1,000 2,000 3,000 4,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 Annualized 0 30 60 90 120 2012 2013 2014 2015 2016 2017 2018 Annualized 0% 6% 12% 18% 24% 30% 2010 2011 2012 2013 2014 2015 2016 2017 2018 YTD April 2018 7 Trade Update Source: U.S. Dept. of Commerce, Enforcement, and Compliance (000s Metric Tons)  Imports remain elevated  Strongly support the President’s decision to implement tariffs under Section 232  Dramatic increase in electrical steel imports, which continue to impact market  Critical that downstream electrical steel products be adequately addressed Steel Imports - % of U.S. Consumption Grain Oriented Electrical Steel ImportsCarbon Coated Imports (000s Metric Tons) Source: American Iron and Steel Institute (AISI)

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . $2,210 $2,314 $2,446 $2,570 $2,686 2016 2017 2018E 2019E 2020E 17.8 17.1 17.2 17.3 17.5 2016 2017 2018E 2019E 2020E April 2018 8 Steel Market Update 1.18 1.21 1.29 1.35 1.40 2016 2017 2018E 2019E 2020E (Vehicles in Millions) ($ Billions)(Millions)  Overall economic conditions remain solid  Automotive market remains healthy  Spot market steel prices have increased  Service center inventories are well controlled North America Light Vehicle Production U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment Source: AK Steel estimates

Kirk Reich

President and Chief Operating Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018

© 2018 AK Steel. All rights reserved.

Downstream Expansion Offers Higher Margin Growth Opportunity

- ✓ Creates a premier integrated supplier to the automotive market
- ✓ Enhances our product offerings
- ✓ Leverages research and innovation capabilities
- ✓ Strengthens our position in the value chain
- ✓ Accelerates introduction of lightweighting solutions
- ✓ Robust pipeline of downstream opportunities

PRECISION PARTNERS



AK Tube LLC
A Subsidiary of AK Steel Corporation



Transforming AK Steel into an innovative steel solutions provider

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018 10

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 11 Operations Update  Steel operations recovered from Middletown unplanned outage ‒ ~$27 million impact included in 1Q 2018 results  Precision Partners operational improvements and collaborations progressing as expected  AK Tube 2018 shipments expected to increase ~14% year over year AK Tube Annual Shipments Precision Partners Utilization Levels Precision Partners Press & Weld Efficiency 115 115 122 139 0 50 100 150 2015 2016 2017 2018 Fcst (Net Tons in 000s) 45% 25% 77% 98% 0% 20% 40% 60% 80% 100% 120% Hot-Stamping Cells 3,000 Ton Press 2017 2018E 52% 71% 82% 86% 40% 50% 60% 70% 80% 90% 100% 2Q 2017 3Q 2017 4Q 2017 1Q 2018

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 12 Commercial Update  Successful 2Q contract negotiations ‒ Increased pricing ‒ Favorable sourcing on new automotive platforms  Continued progress on advanced high strength steels  Strong spot market conditions  Downstream collaborations gaining momentum AK Steel Advanced High Strength Steel (AHSS) Precision Partners Sales Opportunities AK Tube Advanced High Strength Steel (AHSS) 2017 2018 Fcst (Net Tons Shipped) 2017 2018 Fcst (Net Tons Shipped) $0 $300 $600 $900 $1,200 2018E 2019E 2020E 2021E 2022E ($ Millions)

AK Steel is Recognized as an Outstanding Steel Supplier

Over the past year, AK Steel has received two prestigious awards from our customers:

- Just two weeks ago, **AK Steel was named a GM Supplier of the Year for 2017**
  - The award recognizes quality, execution, innovation and total enterprise cost
  - AK Steel was the only North American steel company honored
- **AK Steel received FCA US's "Raw Material Supplier of the Year"** award in 2017
  - The award honors companies that not only provide "the best ideas and cutting-edge technologies, but also consistently exceed expectations."
  - AK Steel was the only steelmaker recognized

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018 13

© 2018 AK Steel. All rights reserved.

Jaime Vasquez

Vice President – Finance and Chief Financial Officer

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 15 Financial Highlights Note: See Appendix for reconciliations of non-GAAP financial measures ($ Millions, except per share) 1Q 2017 4Q 2017 1Q 2018 Quarter Over Quarter % Change Flat-Rolled Shipments 1,456 1,337 1,431 94 7% Flat-Rolled Average Selling Price $1,005 $1,024 $1,045 $21 2% Net Sales $1,533.4 $1,495.6 $1,658.9 $163.3 11% Net Income (Loss) $84.4 ($80.4) $28.7 $109.1 NC Adjusted Net Income (Loss) $84.4 ($28.4) $28.7 $57.1 NC Adjusted EBITDA $178.2 $67.4 $118.7 $51.3 76% Adjusted EBITDA Margin 11.6% 4.5% 7.2% 2.7 points 60% Earnings (Loss) Per Share $0.26 ($0.26) $0.09 $0.35 NC Adjusted EPS $0.26 ($0.09) $0.09 $0.18 NC

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . 16 $0 $20 $40 $60 $80 $100 $120 $140 2017 4Q Actual Price/Mix/Volume Raw Materials & Energy Mark-to-Market Hedges Operations & Other Outages 2018 1Q Actual Consolidated EBITDA Bridge – 4Q 2017 to 1Q 2018 $18 $16 $119 $67 $42 $43 ($ Millions) Note: See Appendix for reconciliations of non-GAAP financial measures April 2018 $31 $16

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 17 Balance Sheet and Cash Flow Highlights $1,281 $1,225 $1,135 $934 $909 $0 $500 $1,000 $1,500 2014 2015 2016 2017 1Q 2018 ($ Millions)  Maintain focus on strengthening balance sheet  Roughly one-third of capital investments in 2018 targeted for margin improvement  Legacy liabilities decreased ~$372 million since 2014  Changed inventory valuation methodology from LIFO to Average Cost $81 $99 $128 $153 $160 $0 $50 $100 $150 $200 2014 2015 2016 2017 2018E ($ Millions) $197 $24 $0 $44 $50 $35 $10 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 2018E 2019E 2020E ($ Millions) Pension / OPEB Liabilities Capital Investments Pension Contributions

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . $1,040 $1,021 $1,024 $1,045 $0 $300 $600 $900 $1,200 2Q 2017 3Q 2017 4Q 2017 1Q 2018 April 2018 18 2Q 2018 Guidance * Guidance is relative to 1Q 2018 actual results 1,434 1,369 1,337 1,431 0 250 500 750 1,000 1,250 1,500 2Q 2017 3Q 2017 4Q 2017 1Q 2018 10.7% 7.7% 4.5% 7.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2Q 2017 3Q 2017 4Q 2017 1Q 2018 (000s tons)  Second quarter 2018 estimated outlook – Flat-rolled shipments ~5-7% higher* – Average flat-rolled selling price ~$1,075 per ton – Downstream revenue ~$130–150 million – Planned maintenance outages ~$20-25 million – Adjusted EBITDA margin ~150-200 basis points higher* Flat-Rolled Shipments Flat-Rolled Average Selling Price Per Ton Adjusted EBITDA Margin

2018 Full Year Guidance Estimates

- Capital investments ~$160 million
- Planned maintenance outages ~$50 million
- Depreciation ~$220 million
- Pension and OPEB income ~$32 million*
- Minimal cash and book taxes
- Working capital expected to be roughly flat for the year


AKS
NYSE

** Includes ~$8 million expense reported in Cost of Products Sold/Selling and Administrative expenses*

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018 19

© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Roger Newport Chief Executive Officer April 2018

Strategic Progress

Optimize Assets

Lower Debt

Innovation

- People
- Carbon AHSS
- Electrical
- Stainless

Organic / Geographic Growth

- Acquired Dearborn
- AK Tube Mexico

Transformational Growth

- PPHC Acquisition

Creating Shareholder Value

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

April 2018 21

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 THANK YOU!

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Appendix April 2018

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . Investor Contact April 2018 24

Strengthening Our Foundation

			Acquired Precision Partners
		Opened New Research and Innovation Center	Launched New NEXMET™ AHSS Products
	Began Portfolio Optimization	Strengthened Capital Structure	Lowered Interest Costs
Acquired Dearborn	Idled Ashland Hot-end Operations	Completed Dearborn AHSS Investment	Completed Major Hot-end Operations Investments
2014	2015	2016	2017

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
April 2018 25
© 2018 AK Steel. All rights reserved.

Longer Term Target Metrics

Average EBITDA Margin through a business cycle	Debt-to-EBITDA
>8%	<4.0x

Economic Profit: Return on Invested Capital	EBITDA Contributions from Downstream Business
>10.5%	>30%

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

April 2018 26

© 2018 AK Steel. All rights reserved.

High-Value Product Mix With More Predictable Pricing

Flat-Rolled Product Mix


2015
Other 3%
Hot-rolled 18%
Coated 48%
Stainless/ Electrical 13%
Cold-rolled 18%
2017
Other 2%
Hot-rolled 13%
Coated 53%
Stainless/ Electrical 15%
Cold-rolled 17%

Customer Contract Structure


2015
Spot Market ~19%
Fixed Base Price Contracts ~62%
Steel Index Based Contracts ~19%
2017
Spot Market ~14%
Fixed Base Price Contracts ~70%
Steel Index Based Contracts ~16%

AK Steel
SAFETY | QUALITY | PRODUCTIVITY | INNOVATION
April 2018 27
© 2018 AK Steel. All rights reserved.

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018 28 Significantly Improved Debt Profile December 31, 2015 $550 $150 $530 $406 $290 $7 $62 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds Total Debt: $2.40 billion $700 $537 March 31, 2018 $150 $7 $406 $440 $380 $62 $280 $400 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Total Debt: $2.16 billion $150 $380 ($ Millions) Note: Excludes unamortized debt discount and issuance costs

Non-GAAP Financial Measures
Reconciliation of Adjusted Net Income

($ Millions)	2013	2014	2015	2016	2017	Qtr ended 03/31/2018
Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation						
Net income (loss) attributable to AK Steel Holding Corporation, as reported	($60.2)	($114.2)	($652.3)	($16.8)	$103.5	$28.7
Pension and OPEB net corridor and settlement charges		5.5	131.2	68.1		
Charges (credit) for termination of pellet agreement and related transportation costs				69.5	(19.3)	
Impairment of Magnetation investment			256.3			
Impairment of AFSG investment			41.6			
Charge for facility idling			28.1			
Asset impairment charge					75.6	
Non-cash credit for U.S. tax legislation					(4.3)	
Acquisition-related expenses (net of tax)		31.7				
Adjusted net income (loss) attributable to AK Steel Holding	**($60.2)**	**($77.0)**	**($195.1)**	**$120.8**	**$155.5**	**$28.7**
Reconciliation to Diluted Earnings (Losses) per Share						
Diluted earnings (loss) per share, as reported	($0.44)	($0.77)	($3.67)	($0.07)	$0.32	$0.09
Pension and OPEB net corridor charge/settlement loss		0.04	0.74	0.29		
Charges (credit) for termination of pellet agreement and related transportation costs				0.30	(0.06)	
Impairment of Magnetation investment			1.44			
Impairment of AFSG investment			0.23			
Charge for facility idling			0.16			
Asset impairment charge					0.24	
Non-cash credit for U.S. tax legislation					(0.01)	
Acquisition-related expenses		0.21				
Adjusted diluted earnings (loss) per share	**($0.44)**	**($0.52)**	**($1.10)**	**$0.52**	**$0.49**	**$0.09**
Flat-rolled Shipments	**5,153.7**	**6,007.2**	**6,974.0**	**5,936.4**	**5,596.2**	**1,430.9**
Flat-rolled Average Selling Price	**$1,056**	**$1,058**	**$929**	**$955**	**$1,022**	**$1,045**

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

April 2018 29

Non-GAAP Financial Measures
Reconciliation of Adjusted EBITDA

($ Millions)	2013	2014	2015	2016	2017	Qtr ended 03/31/2018
Net income (loss) attributable to AK Steel Holding	($60.2)	($114.2)	($652.3)	($16.8)	$103.5	$28.7
Net income (loss) attributable to NCI	64.2	62.8	62.8	66.0	61.4	16.1
Income tax expense (benefit)	(42.3)	0.3	(6.3)	(16.9)	(2.2)	(4.9)
Interest expense	127.4	144.7	173.0	163.9	152.3	37.6
Interest income	(1.1)	(0.7)	(1.3)	(1.6)	(1.5)	(0.2)
Depreciation and amortization	200.0	211.0	224.4	221.4	236.4	61.3
EBITDA	$288.0	$303.9	($199.7)	$416.0	$549.9	$138.6
Less: EBITDA of NCI (a)	78.3	77.2	77.1	80.8	77.7	19.9
Pension and OPEB net corridor charges / settlement loss		5.5	131.2	68.1		
Charges (credit) for termination of pellet agreement and related transportation costs				69.5	(19.3)	
Impairment of Magnetation investment			256.3			
Impairment of AFSG investment			41.6			
Charge for facility idling			28.1			
Asset impairment charge					75.6	
Acquisition-related expenses		23.3				
Adjusted EBITDA	$209.7	$255.5	$180.4	$472.8	$528.5	$118.7
Adjusted EBITDA margin	3.8%	3.9%	2.7%	8.0%	8.7%	7.2%

(a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows:

Net income (loss) attributable to noncontrolling interests	$64.2	$62.8	$62.8	$66.0	$61.4	$16.1
Depreciation	14.1	14.4	14.3	14.8	16.3	3.8
EBITDA of noncontrolling interests	$78.3	$77.2	$77.1	$80.8	$77.7	$19.9

AK Steel

SAFETY | QUALITY | PRODUCTIVITY | INNOVATION

© 2018 AK Steel. All rights reserved.

April 2018 30

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d . April 2018